SCHEDULE 14A
                               (RULE 14A-101)

                  INFORMATION REQUIRED IN PROXY STATEMENT

                          SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                    THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  / /
Filed by a Party other than the Registrant /x/

Check the appropriate box:
/ / Preliminary Proxy Statement             / /  Confidential, for the use of
                                                 the Commission only (as
                                                 permitted by Rule 14a-6(e)(2))

/ / Definitive Proxy Statement
/x/ Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-12

                             DIME BANCORP, INC.
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              (Name of Registrant As Specified In Its Charter)

                      NORTH FORK BANCORPORATION, INC.
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           (Name of Person(s) Filing Proxy Statement, if other than the
Registrant) Payment of Filing Fee (Check the appropriate box): /x/ No fee required.
/ /     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1)      Title of each class of securities to which transaction applies:

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2)      Aggregate number of securities to which transaction applies:

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3)      Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)      Proposed maximum aggregate value of transaction:

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5)      Total fee paid:

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/ /     Fee paid previously with preliminary materials.

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/       / Check box if any part of the fee is offset as provided by
        Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)      Amount previously paid:

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2)      Form, Schedule or Registration Statement No.

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3)      Filing party:

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4)      Date filed:

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                                    FOR IMMEDIATE RELEASE

INVESTOR:      DANIEL M. HEALY
               EXECUTIVE VICE PRESIDENT
               CHIEF FINANCIAL OFFICER
               631-844-1258

PRESS:         KEKST AND COMPANY
               ROBERT D. SIEGFRIED /VICTORIA WELD/JEREMY FIELDING
               212-521-4800


              NORTH FORK WELCOMES DIME AND HUDSON UNITED WILLINGNESS
                    TO WAIVE THEIR "NO SHOP" PROVISIONS

MELVILLE, N.Y. - APRIL 12, 2000 - NORTH FORK BANCORPORATION, INC. (NYSE:NFB) announced today that despite the apparent difference of opinion between Dime Bancorp and Hudson United, North Fork is heartened to read the statements from them announcing each's willingness to cooperate in waiving the "no-shop" provision of their merger agreement to allow Dime to begin negotiations with North Fork. In response to Hudson's statement earlier today, North Fork has advised Hudson that North Fork will provide Hudson with the requested affirmation of its rights under its stock option agreement.

John Adam Kanas, President and Chief Executive Officer of North Fork, commented that, "We are pleased to see that the Dime board has agreed to Hudson granting this waiver and view Dime's willingness to negotiate as being in the best interests of all parties involved, especially Dime shareholders."


Investors and security holders are advised to read North Fork's proxy statement with respect to North Fork's solicitation of proxies against the proposed Dime/Hudson merger and North Fork's registration statement with respect to its exchange offer for Dime common stock, each as filed with the Securities and Exchange Commission, and any amendments or supplements to either of them, because each of these documents contains important information. Investors and security holders may obtain a free copy of the proxy statement, the exchange offer registration statement and other documents filed by North Fork with the SEC at the SEC's Internet web site at www.sec.gov. The proxy statement, the exchange offer registration statement and such other documents may also be obtained free of charge by overnight mail or direct electronic transmission by calling North Fork's proxy solicitor, D.F. King & Co., Inc., toll-free at 1-800-755-7250.

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